UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2014

First Trinity Financial Corporation
(Exact Name of registrant as specified in its charter)

Commission File No.       000-52613

Oklahoma	34-1991436
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7633 East 63rd Place, Suite 230, Tulsa, Oklahoma	74133-1246
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2014 Annual Meeting of the shareholders of First Trinity Financial Corporation (the “Company”) was held on May 21, 2014 at 1:00 P.M. Central Daylight Savings Time at the Embassy Suites Tulsa – I-44, 3332 South 79th East Avenue, Tulsa, Oklahoma 74145.

QUORUM

The total number of votes eligible to be cast at said Meeting of Shareholders, determined at the close of business on March 24, 2014, the record date fixed by the Company’s Board of Directors for determination of the number of votes that may be cast at said Meeting and of those persons entitled to notice of and to vote at said Meeting, was 7,738,414.

There were present at said Meeting, in person or by proxy, persons entitled to cast 4,012,120 votes.

There being present at said Meeting, either in person or by proxy, persons entitled to cast more than 50% of the total number of votes eligible to be cast thereat, a quorum was present for the transaction of business.

PROPOSALS

The proposals voted on and approved or disapproved by the shareholders of the Company at the Annual Meeting were as follows:

Proposal Number 1

To elect seven (7) directors to hold office for a term of one year or until their successors are duly elected and qualified.

The following seven (7) individuals were elected. The votes were cast as follows:

	Total	Withhold	For All	Net
Director	Votes	All	Except	Total
Gregg E. Zahn	4,012,120	26,730	6,396	3,978,994
William S. Lay	4,012,120	26,730	4,410	3,980,980
Bill H. Hill	4,012,120	26,730	6,615	3,978,775
Will W. Klein	4,012,120	26,730	5,513	3,979,877
Charles W. Owens	4,012,120	26,730	1,103	3,984,287
George E. Peintner	4,012,120	26,730	4,410	3,980,980
Gary L. Sherrer	4,012,120	26,730	4,631	3,980,759

Proposal Number 2

To ratify the selection of Kerber, Eck & Braeckel LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

The Company’s shareholders ratified the appointment of Kerber, Eck & Braeckel LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2014. The votes were cast as follows:

Public Accounting Firm	Total	Against	Abstained	Votes For
Kerber, Eck & Braeckel LLP	4,012,120	46,430	57,419	3,908,271

Proposal Number 3

To approve a non-binding advisory resolution regarding the compensation of the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related disclosures contained in the Proxy Statement dated March 26, 2014.

The Company’s shareholders approved a non-binding advisory resolution regarding the compensation of the Company's Named Executive Officers (“Say-On-Pay”), as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related disclosures contained in the Proxy Statement dated March 26, 2014. The votes were cast as follows:

		Votes	Votes	Net
	Total	Against	Abstained	Votes For
Proposal 3: Say-On-Pay	4,012,120	196,970	239,223	3,575,927

Proposal Number 4

To approve a non-binding advisory resolution regarding the frequency of the advisory vote on compensation of Named Executive Officers (“Say-When-On-Pay”).

The Company’s shareholders approved a non-binding advisory resolution regarding the frequency of the advisory vote on compensation of Named Executive Officers to be every three years. The votes were cast as follows:

		Votes	Votes	Votes	Votes
	Total	1 Year	2 Years	3 Years	Abstained
Proposal 4: Say-When-On-Pay	4,012,120	1,321,093	478,999	1,867,688	344,340

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Trinity Financial Corporation

Date: May 22, 2014	By:	/s/ Gregg E. Zahn
Gregg E. Zahn
President and Chief Executive Officer

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